UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2022

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive, Suite 100, Ball Ground, Georgia 30107

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (770) 721-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	GTLS	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Common Stock Offering

On December 8, 2022, Chart Industries, Inc. (“Chart”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC (“Morgan Stanley”), as representative of the several underwriters named in Schedule 1 thereto (collectively, the “Common Stock Underwriters”), pursuant to which Chart issued and sold an aggregate of 5,923,670 shares of common stock, $0.01 par value per share (the “Common Stock”). The offering of Common Stock (the “Common Stock Offering”) was made pursuant to Chart’s effective registration statement on Form S-3 (File No. 333-268666) initially filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2022 (the “Registration Statement”) and a related prospectus supplement. The Common Stock Offering closed on December 13, 2022.

The Common Stock Underwriting Agreement contains customary representations, warranties and agreements by Chart. Additionally, Chart has agreed to indemnify the Common Stock Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Common Stock Underwriters may be required to make due to any such liabilities.

The foregoing description of the terms of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Preferred Stock Offering

On December 8, 2022, Chart entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with Morgan Stanley, as representative of the several underwriters named in Schedule 1 thereto (collectively, the “Preferred Stock Underwriters,” and together with the Common Stock Underwriters, the “Underwriters”), pursuant to which Chart issued and sold an aggregate of 8,050,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of Chart’s 6.75% Series B Mandatory Convertible Preferred Stock, liquidation preference $1,000.00 per share, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), which included the full exercise of the underwriters’ option to purchase additional shares. The offering of Depositary Shares (the “Preferred Stock Offering”) was made pursuant to the Registration Statement and a related prospectus supplement. The Preferred Stock Offering closed on December 13, 2022.

The Preferred Stock Underwriting Agreement contains customary representations, warranties and agreements by Chart. Additionally, Chart has agreed to indemnify the Preferred Stock Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Preferred Stock Underwriters may be required to make due to any such liabilities.

In connection with the Preferred Stock Offering, Chart filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, including a form of certificate for the Mandatory Convertible Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

In connection with the Preferred Stock Offering, Chart entered into a deposit agreement (the “Deposit Agreement”), dated December 13, 2022, by and among the Chart, Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”), a form of which is included therein (the “Form of Depositary Receipt”). The Deposit Agreement provides for the deposit of shares of the Mandatory Convertible Preferred Stock from time to time with the Depositary and for the issuance of Depositary Receipt evidencing Depositary Shares in respect of the deposited Mandatory Convertible Preferred Stock.

The foregoing description of the terms of the Preferred Stock Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt are qualified in its entirety by reference to the Preferred Stock Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt, a copy of each of which is filed as Exhibit 1.2, 3.1, 4.1, 4.2 and 4.3, respectively, hereto and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On December 13, 2022, Chart filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Common Stock or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by Chart or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will automatically convert on on or around December 15, 2025 into between 7.0520 and 8.4620 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 0.3526 and 0.4231 shares of Common Stock), subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to December 15, 2025. Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by Chart’s board of directors (or an authorized committee thereof) at an annual rate of 6.75% on the liquidation preference of $1,000 per share of Mandatory Convertible Preferred Stock (or $50 per Depositary Share). Chart may pay declared dividends in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock on March 15, June 15, September 15 and December 15 of each year, commencing on, and including, March 15, 2023 and ending on, and including, December 15, 2025.

In addition, in the event of our voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of our assets available for distribution to our stockholders, after satisfaction of liabilities to our creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, Chart filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding anticipated acquisitions, future cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “indicators”, “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology.

Forward-looking statements contained in this Current Report on Form 8-K or in other statements made by Chart are made based on management’s expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied or the regulatory approvals required for the acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the acquisition may not occur or be delayed; Chart may be unable to achieve the anticipated benefits of the acquisition (including with respect to synergies); revenues following the acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the acquisition may be greater than expected, slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increasing or continued supply chain challenges including volatility in raw materials and supply; risk relating to the outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in Chart’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 8, 2022, by and between Chart Industries, Inc. and Morgan Stanley & Co. LLC, as representative of the several underwriters, with respect to the Common Stock Offering.

1.2	Underwriting Agreement, dated as of December 8, 2022, by and between Chart Industries, Inc. and Morgan Stanley & Co. LLC, as representative of the several underwriters, with respect to the Preferred Stock Offering.

3.1	Certificate of Designations, filed with the Secretary of State of the State of Delaware and effective December 13, 2022.

4.1	Form of Certificate for the 6.75% Series B Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of December 13, 2022, among Chart Industries, Inc., Computershare Inc. and Computershare Trust Company, N.A., acting jointly as Depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Winston & Strawn LLP with respect to the Common Stock Offering.

5.2	Opinion of Winston & Strawn LLP with respect to the Preferred Stock Offering.

23.1	Consent of Winston & Strawn LLP with respect to the Common Stock Offering (included in Exhibit 5.1).

23.2	Consent of Winston & Strawn LLP with respect to the Preferred Stock Offering (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chart Industries, Inc.

By:	/s/ Jillian C. Evanko Jillian C. Evanko President and Chief Executive Officer

Date: December 13, 2022